SUNAMERICA SERIES TRUST

Supplement to the Summary Prospectus Dated May 2, 2011

(as Supplemented January 20, 2012)

The following change is effective immediately:

Alliance Growth Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, the information about the current portfolio managers is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title

Frank V. Caruso, CFA	2012	Senior Vice President
Vincent C. DuPont, CFA	2012	Senior Vice President
John H. Fogarty, CFA	2012	Senior Vice President

Date:	March 22, 2012